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                                 EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Tescorp, Inc.:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts and Counsel" in the prospectus.


                                          KPMG Peat Marwick LLP


Houston, Texas
November 20, 1996